Exhibit 10.1

NOTE REPURCHASE AGREEMENT

CINCINNATI BELL INC.

Senior Subordinated Discount Notes Due 2009

August 5, 2005

NOTE REPURCHASE AGREEMENT

August 5, 2005

GS Mezzanine Partners II, L.P. GS Mezzanine Partners II Offshore, L.P. 85 Broad Street New York, New York 10004
Goldman Sachs Direct Investment Fund 2000, L.P.
Goldman, Sachs & Co.
GS Capital Partners 2000, L.P.
GS Capital Partners 2000 Offshore, L.P.
GS Capital Partners 2000 GmbH & Co. Beteiligungs KG
GS Capital Partners 2000 Employee Fund, L.P.
c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Dover Capital Management 2 LLC c/o Falcon Investment Group 4350 Von Karman Ave. Suite 400 Newport Beach, CA 92660-2007
TCW/Crescent Mezzanine Partners III, L.P.
TCW/Crescent Mezzanine Trust III
TCW/Crescent Mezzanine Partners III Netherlands, L.P.
c/o TCW/Crescent Mezzanine LLC
200 Crescent Court, Suite 1600
Dallas, Texas 75201

C-Squared CDO Ltd. c/o TCW/Crescent Mezzanine LLC 200 Park Avenue, 22nd Floor New York, New York 10166	Western and Southern Life Insurance Company c/o Fort Washington Investment Advisers 420 East 4th Street Cincinnati, Ohio 45202

Oak Hill Securities Fund, L.P.
Oak Hill Securities Fund II, L.P.
Oak Hill Credit Partners I, Limited
Oak Hill Credit Partners II, Limited
c/o Oak Hill Advisors, L.P.
201 Main Street, Suite 2600
Fort Worth, Texas 76102
Lerner Enterprises, L.P. P&PK Family Limited Partnership Cardinal Investment Partners I, L.P. c/o Oak Hill Advisors, L.P. 201 Main Street, Suite 2600 Fort Worth, Texas 76102

Hare & Co., as nominee for Goldman, Sachs & Co. c/o The Bank of New York P.O. Box 11203 New York, New York 10286	Hare & Co., as nomiee for Oakhill Securities Fund II, L.P. 100 Church Street 7th Floor New York, New York 10286

Ladies and Gentlemen:

  Cincinnati Bell Inc. (f/k/a Broadwing Inc.), an Ohio corporation (the “Company”), proposes to repurchase (the “Repurchase”), subject to terms and conditions set forth in this Note Repurchase Agreement (the “Agreement”), from the several holders listed in Schedule A hereto (collectively, the “Holders”) $441,628,051.27 aggregate principal amount at maturity of the Company’s outstanding Senior Subordinated Discount Notes due 2009 (the “Notes”). The Holders constitute all of the holders of the outstanding Notes.

  The Notes were issued pursuant to an Indenture (the “Indenture”) dated as of March 26, 2003, as amended to the date hereof, by and among the Company, the subsidiary guarantors party thereto and The Bank of New York, as Trustee. In connection with the Repurchase, the Company is also soliciting consents from the Holders to amend the Purchase Agreement (the “Purchase Agreement”) dated as of December 9, 2002, as amended to the date hereof, by and among the Company and the purchasers listed on the signature pages thereto to delete Section 5(b) and each of Section 9 and 10 therefrom (collectively, the “Proposed Amendments”). As used herein, the term “Closing Date” shall mean the business day of the satisfaction or waiver of the conditions set forth below in Section 5 or such other day as the Company and the Holders shall agree.

  In consideration of the mutual agreements hereinafter set forth, and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Holders agree as follows:

  1. Representations and Warranties of the Company. The Company represents and warrants to each of the Holders (i) that the Repurchase has been duly authorized and (ii) that this Agreement has been duly authorized, executed and delivered by the Company and, upon the due execution and delivery by each of the Holders, will constitute a valid and legally binding agreement of the Company, enforceable in accordance with its terms.

  2.  Representations and Warranties of the Holders. Each Holder severally represents and warrants to the Company that (i) such Holder has full power and authority to enter into this Agreement and to sell, assign and transfer the aggregate principal amount at maturity of the Notes set forth opposite the name of such Holder on Schedule A hereto; (ii) such Holder has good and valid title, free and clear of all liens, restrictions, charges and encumbrances to the aggregate principal amount at maturity of the Notes set forth opposite the name of such Holder on Schedule A hereto; (iii) when such Notes are accepted for purchase and payment by the Company, the Company will acquire good and valuable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right; (iv) such Holder has full power and authority to deliver a consent to the Proposed Amendments; (v) this Agreement has been duly authorized, executed and delivered by such Holder and, upon the due execution and delivery by the Company, this Agreement will constitute a valid and legally binding agreement of such Holder, enforceable in accordance with its terms; (vi) such Holder is a sophisticated investor and has made the decision to sell the Notes to the Company independently, based upon its analysis of available information and without reliance on the Company; (vii) such Holder has sufficient information concerning the Company and the Notes and sufficient experience in business, financial and investment matters to be able to evaluate the merits and risks involved with the Repurchase and to make an informed decision with respect to the Repurchase; and (viii) such Holder has had the opportunity to consult with such legal, financial and other advisors as it deems appropriate with respect to the Repurchase.

  3. Purchase and Sale of the Notes. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, each Holder agrees, severally and not jointly, to sell to the Company on the Closing Date, and the Company agrees to purchase from each Holder, all right, title and interest in and to the Notes, in the respective principal amount at maturity of the Notes set forth opposite each such Holder’s name on Schedule A hereto, at a purchase price based upon the date of the Closing Date as set forth on Schedule B hereto. In the event that the date of the Closing Date is not set forth on Schedule B, the Company and each of the Holders agree to use reasonable efforts to agree on a purchase price for the Notes for the actual date of the Closing Date using the same methodology used to prepare Schedule B.

  4. Delivery of and Payment for the Notes. Delivery of and payment for the Notes shall be made on the Closing Date at the offices of Cravath, Swaine and Moore LLP, 825 Eighth Avenue, New York, New York 10019, or at such other place as shall be agreed upon by the Holders and the Company. On the Closing Date, the Company shall, subject to the terms and conditions of this Agreement, pay the purchase price for the Notes by wire transfer of immediately available funds to each Holder in accordance with the written instructions theretofore provided by each Holder. If at the Closing Date the Company shall fail to pay the purchase price as provided in Section 3 (other than as a result of any Holder failing to comply with the terms hereof) or any Holder does not sell its Notes due to the condition specified below in Section 6 not having been fulfilled, then such Holder shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Holder may have by reason of such failure or such nonfulfillment.

  5. Conditions to the Company’s Obligation to Repurchase. The obligation of the Company to repurchase and pay for the Notes on the Closing Date will be subject to (i) the valid delivery on the Closing Date, by each Holder listed on Schedule A hereto, of the aggregate principal amount at maturity of the Notes set forth opposite the name of each such Holder on Schedule A hereto with such endorsements or other instruments of transfer as requested by the Company; (ii) the receipt by the Company of net proceeds from new borrowings in an amount sufficient to provide all of the funds necessary to finance the Repurchase at the purchase price set forth in Section 3 and on terms and conditions satisfactory in all respects to the Company; and (iii) the accuracy of the representations and warranties of the Holders in all material respects.

  6. Conditions to the Holders’ Obligation to Surrender Notes and to Consent to the Proposed Amendments. The obligation of each Holder to surrender the principal amount at maturity of the Notes set forth opposite each such Holder’s name on Schedule A hereto and the effectiveness of the Proposed Amendments will be subject to the Company accepting all of the Notes for payment and offering payment therefor on the Closing Date.

  7. Consent to the Proposed Amendments. Each Holder agrees and acknowledges that by executing and delivering this Agreement, such Holder makes and provides a consent to the Proposed Amendments, such consent to become effective upon the acceptance for purchase by the Company of the Notes and offering payment therefor in accordance with the terms and conditions hereof.

  8. Further Agreements of the Holders. (a) Subject to, and effective upon the acceptance for purchase and payment for the Notes and further subject to the provisions of Section 8(c) below, each Holder waives any and all rights with respect to the Notes (including without limitation, any rights set forth in the Indenture or Purchase Agreement) and releases and discharges the Company from any and all claims such Holder may have now, or may have in the future, arising out of, or related to, the Notes, including without limitation, any claims that such Holder is entitled to receive additional principal or interest payments with respect to the Notes after the date of such acceptance for repurchase and payment for the Notes.

  (b) Upon the Company’s request, each Holder shall execute and deliver any additional instruments of transfer deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Notes to the Company.

  (c) If any payment by the Company to any of the Holders shall be recovered from, or repaid by, such Holder, in whole or in part, in any bankruptcy, insolvency or similar proceeding instituted by or against the Company or any of its subsidiaries or pursuant to the subordination provisions contained in the Indenture, then the Company’s liability for such payment (and the guarantee thereof by the guarantors of the Notes) shall be reinstated, all waivers set forth in Section 8(a) and the consent to the Proposed Amendments shall be automatically rescinded and the Purchase Agreement and the Indenture shall be reinstated with respect to such payment and shall continue in full force and effect until such time as such payment is indefeasibly made in cash to such Holder.

  9. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing and delivered in person or overnight courier service, mailed by first-class mail addressed as follows or delivered via facsimile transmission:

  if to the Holders:

  The Bank of New York
  101 Barclay Street - 8W
  New York, New York 10286
  (facsimile no.: (212) 815-5704/5707)
  Attention: Corporate Trust Administration

  with copies to:

  Fried, Frank, Harris, Shriver & Jacobson LLP
  One New York Plaza
  New York, New York 10004

  (facsimile no.: (212) 859-8586)
  Attention: Emil Buchman, Esq.

  if to the Company:

  Cincinnati Bell Inc.
  201 East Fourth Street
  Cincinnati, OH 45202
  (facsimile no.: (513) 397-4177)
  Attention: Mark Peterson

  with copies to:

  Cravath, Swaine & Moore LLP
  825 Eighth Avenue
  New York, NY 10019
  (facsimile no.: (212) 474-3700)
  Attention: William V. Fogg, Esq.

  The Company or the Holders, by notice to the other party, may designate additional or different addresses for subsequent notices or communications.

  10. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

  11. Survival of Certain Representations and Agreements. The respective representations and warranties of the Company and each Holder set forth in Section 1 and Section 2 of this Agreement and the agreements of each Holder set forth in Section 8 of this Agreement shall survive the delivery of and payment for the Notes and shall remain in full force and effect, regardless, without limitation, of any termination of this Agreement or consummation of the Repurchase.

  12. Termination. In the event that the financing condition set forth in clause (ii) of Section 5 is not satisfied or waived by the Company on or before September 15, 2005 (or such later date as may be agreed to by the Company and the Holders), then the Company’s obligation to purchase the Notes shall automatically terminate.

  13. No Assignments. This Agreement is intended to be solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any person other than the parties hereto. This Agreement may not be assigned or otherwise transferred by any of the Holders without the prior written consent of the Company.

  14.  Successors. All agreements of the Company in this Agreement shall bind its successors. All agreements of the Holders shall bind each of their respective successors.

  15. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

  16. Entire Agreement and Amendments. This Agreement represents the entire agreement of the parties hereto and supersedes all prior agreements and understandings, oral or written, if any, relating to the transactions contemplated in this Agreement. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

  17. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

[signature pages follow]

  If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement between the Company and the several Holders in accordance with its terms and conditions.

Very truly yours,
CINCINNATI BELL INC. (F/K/A BROADWING INC.),

by	/s/ Mark Peterson
Name: Mark Peterson
Title: Vice President - Treasurer

Agreed to and accepted by:
GS MEZZANINE PARTNERS II, L.P.,

by	GS Mezzanine Advisors II, L.L.C., its general partner

by	/s/ Katherine B. Enquist
Name: Katherine B. Enquist
Title: Vice President

Agreed to and accepted by:
GS MEZZANINE PARTNERS II OFFSHORE, L.P.,

by	GS Mezzanine Advisors II, L.L.C., its general partner

by	/s/ Katherine B. Enquist
Name: Katherine B. Enquist
Title: Vice President

Agreed to and accepted by:
GOLDMAN SACHS DIRECT INVESTMENT FUND 2000, L.P.,

by	GS Employee Funds 2000 GP, L.L.C., its general partner

by	/s/ Katherine B. Enquist
Name: Katherine B. Enquist
Title: Vice President

Agreed to and accepted by:
GOLDMAN, SACHS & Co.,

by	/s/ Richard Katz
Name: Richard Katz
Title: Managing Director

Agreed to and accepted by:
GS CAPITAL PARTNERS 2000, L.P.,

by	GS Advisors 2000, L.L.C., its general partner

by	/s/ Katherine B. Enquist
Name: Katherine B. Enquist
Title: Vice President

Agreed to and accepted by:
GS CAPITAL PARTNERS 2000 OFFSHORE, L.P.,

by	GS Advisors 2000, L.L.C., its general partner

by	/s/ Katherine B. Enquist
Name: Katherine B. Enquist
Title: Vice President

Agreed to and accepted by:
GS CAPITAL PARTNERS 2000, GmbH & CO. BETEILIGUNGS KG,

by	Goldman Sachs Management GP GmbH, its general partner

by	/s/ Katherine B. Enquist
Name: Katherine B. Enquist
Title: Managing Director

Agreed to and accepted by:
GS CAPITAL PARTNERS 2000, EMPLOYEE FUND, L.P.,

by	GS Employee Funds 2000, GP, L.L.C., its general partner

by	/s/ Katherine B. Enquist
Name: Katherine B. Enquist
Title: Vice President

Agreed to and accepted by:
TCW/CRESCENT MEZZANINE PARTNERS III, L.P. TCW/CRESCENT MEZZANINE TRUST III TCW/CRESCENT MEZZANINE PARTNERS III NETHERLANDS, L.P.,

by	TCW/Crescent Mezzanine Management III, L.L.C., its investment manager

by	TCW Asset Management Company, its sub-advisor

by	/s/ Timothy P. Costello
Name: Timothy P. Costello
Title: Managing Director

Agreed to and accepted by:
WESTERN AND SOUTHERN LIFE INSURANCE COMPANY,

by	/s/ Nicholas P. Jargen
Name: Nicholas P. Jargen
Title: Senior Vice President

by	/s/ Jonathan D. Niemeyer
Name: Jonathan D. Niemeyer
Title: Vice President

Agreed to and accepted by:
OAKHILL SECURITIES FUND, L.P.,

by	Oak Hill Securities GenPar, L.P., its general partner

by	Oak Hill Securities MGP, Inc., its general partner

by	/s/ Scott Krase
Name: Scott Krase
Title: Vice President

Agreed to and accepted by:
OAK HILL SECURITIES FUND II, L.P.,

by	Oak Hill Securities GenPar II, L.P., its general partner

by	Oak Hill Securities MGP II, Inc., its general partner

by	/s/ Scott Krase
Name: Scott Krase
Title: Vice President

Agreed to and accepted by:
OAK HILL CREDIT PARTNERS I, LIMITED,

by	Oak Hill CLO Management I, LLC, as investment manager

by	/s/ Scott Krase
Name: Scott Krase
Title: Authorized Person

Agreed to and accepted by:
OAK HILL CREDIT PARTNERS II, LIMITED,

by	Oak Hill CLO Management II, LLC, as investment manager

by	/s/ Scott Krase
Name: Scott Krase
Title: Authorized Person

Agreed to and accepted by:
DOVER CAPITAL MANAGEMENT 2 LLC,

by	/s/ Richard Meagle
Name: Richard Meagle
Title: Manager

Agreed to and accepted by:
C-SQUARED CDO LTD.,

by	TCW Advisors, Inc., as its portfolio manager

by	/s/ Jean-Marc Chapus
Name: Jean-Marc Chapus
Title: President

by	/s/ Michael K. Parks
Name: Michael K. Parks
Title: Managing Director

Agreed to and accepted by:
OAK HILL ADVISORS, L.P., as advisor and attorney-in-fact to Lerner Enterprises, L.P.,

by	/s/ Scott Krase
Name: Scott Krase
Title: Authorized Person

Agreed to and accepted by:
OAK HILL ADVISORS, L.P., as advisor and attorney-in-fact to P&PK Family Ltd. Partnership,

by	/s/ Scott Krase
Name: Scott Krase
Title: Authorized Person

Agreed to and accepted by:
OAK HILL ADVISORS, L.P., as advisor and attorney-in-fact to CARDINAL INVESTMENT PARTNERS I, L.P.,

by	/s/ Scott Krase
Name: Scott Krase
Title: Authorized Person

Agreed to and accepted by:
HARE & CO., as nominee for GOLDMAN, SACHS & CO.

by	/s/ Ray Cestaro
Name: Ray Cestaro
Title: Vice President

Agreed to and accepted by:
HARE & CO., as nominee for OAKHILL SECURITIES FUND II, L.P.

by	/s/ Ray Cestaro
Name: Ray Cestaro
Title: Vice President

SCHEDULE A

Holder	Principal Amount at Maturity of Notes Owned

GS Mezzanine Partners II, L.P.	$87,022,176.61
GS Mezzanine Partners II Offshore, L.P.	$26,539,322.29
Goldman Sachs Direct Investment Fund 2000, L.P.	$11,356,149.89
Goldman, Sachs & Co.	$35,330,244.10
GS Capital Partners 2000, L.P.	$65,921,188.32
GS Capital Partners 2000 Offshore, L.P.	$23,952,643.71
GS Capital Partners 2000 GmbH & Co. Beteiligungs KG	$2,755,759.04
GS Capital Partners 2000 Employee Fund, L.P.	$20,931,907.84
TCW/Crescent Mezzanine Partners III, L.P.	$51,140,528.34
TCW/Crescent Mezzanine Trust III	$7,966,970.04
TCW/Crescent Mezzanine Partners III Netherlands, L.P.	$2,089,531.58
Western and Southern Life Insurance Company	$22,712,299.78
Oak Hill Securities Fund, L.P.	$3,154,486.08
Oak Hill Securities Fund II, L.P.	$6,308,972.16
Oak Hill Credit Partners I, Limited	$8,832,561.03
Oak Hill Credit Partners II, Limited	$6,939,869.38
Dover Capital Management 2 LLC	$5,678,074.94
C-Squared CDO Ltd.	$1,261,794.43
Lerner Enterprises, L.P.	$11,356,149.89
P&PK Family Limited Partnership	$1,261,794.43
Cardinal Investment Partners I, L.P.	$3,785,383.30
Hare & Co., as nominee for Goldman, Sachs & Co.	$32,806,655.24
Hare & Co., as nominee for Oakhill Securities Fund II, L.P.	$2,523,588.85

Total	$441,628,051.27

SCHEDULE B

Closing Date	Aggregate Purchase Price

August 15, 2005	$446,828,526
August 16, 2005	$446,889,827
August 17, 2005	$446,951,136
August 18, 2005	$447,012,453
August 19, 2005	$447,073,779

August 22, 2005	$447,257,807
August 23, 2005	$447,319,167
August 24, 2005	$447,380,535
August 25, 2005	$447,441,911
August 26, 2005	$447,503,296

August 29, 2005	$447,687,501
August 30, 2005	$447,752,080
August 31, 2005	$447,752,080
September 1, 2005	$447,810,347
September 2, 2005	$447,871,782